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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 21, 2002

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                                000-31191                                04-3324394
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     (State or Other Jurisdiction                     (Commission                            (I.R.S. Employer
          of Incorporation)                           File Number)                         Identification No.)
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        5 Sylvan Way, Suite 200
         Parsippany, New Jersey                                    07054
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE.

     The Medicines Company (the "Company") has been advised that, on November 21, 2002, David M. Stack, the President and Chief Executive Officer of the Company, entered into a trading plan with Investment Partners Inc. pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Mr.
Stack's plan calls for the sale of up to 98,000 shares of Common Stock of the Company between November 21, 2002 and December 10, 2003, subject to a certain volume and minimum pricing limitations set forth in the plan. The shares to be sold will come from the exercise of stock options issued under the Company's
1998 Stock Incentive Plan and represent approximately 18% of the combined number of shares of Common Stock owned by him and subject to options held by him.

        The Company has also been advised that, on November 25, 2002, Dr. Clive
Meanwell, the Executive Chairman of the Company, entered into a pre-paid variable forward sales contract ("Forward Contract") with Bear Stearns Bank plc
("Bear"). Pursuant to the Forward Contract, in exchange for a current payment to be made to him by Bear, Dr. Meanwell has an obligation to deliver to Bear a maximum of 350,000 shares of Common Stock of the Company on February 14, 2006
(the "Settlement Date"). The actual number of shares that Dr. Meanwell is obligated to deliver varies based on the average closing price of the Common
Stock during the seven week period prior to the Settlement Date (the
"Settlement Price"). To the extent that the Common Stock appreciates during the Forward Contract, Dr. Meanwell will participate in a portion of that appreciation through a reduction in the number of shares required be delivered on the Settlement Date. Dr. Meanwell has pledged 350,000 shares of Common Stock to secure his obligations under the Forward Contract. Prior to the Settlement
Date, Dr. Meanwell retains voting control over the 350,000 shares subject to the Forward Contract. The shares subject to the Forward Contract were acquired by Dr. Meanwell in a series of equity financing transactions between August
1996 and August 2000 and represent approximately 30% of the combined number of shares of Common Stock owned by him and subject to options held by him.

     Except as may become required by law, the Company does not by filing this report undertake to report modifications, terminations or other activities under these plans or contracts, nor the establishment of future plans or contracts by these or other officers or directors of the Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 27, 2002               THE MEDICINES COMPANY


                                  By: /s/ Steven H. Koehler
                                      ------------------------------------------
                                      Steven H. Koehler
                                      Vice President and Chief Financial Officer


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